UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2026

Daktronics, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-38747	46-0306862
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Daktronics Drive
Brookings, SD 57006
(Address of principal executive offices, and Zip Code)
(605) 692-0200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	DAKT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2026 the Board of Directors (the “Board”) of Daktronics, Inc., a Delaware corporation (the “Company”), following the recommendation of the Compensation Committee of the Board, approved an increase in the base salary for our Acting Chief Financial Officer, Howard Atkins. Mr. Atkins’ base salary increased to $1,200,000 annually, effective September 27, 2026. The Board also approved a one-time RSU grant to Mr. Atkins with a grant date fair value of $170,000 in recognition of his continued service as Acting Chief Financial Officer. The RSUs granted will vest pro-rata over a three-year period beginning on the date set forth in the applicable award notice, so long as Mr. Atkins remains continuously employed by the Company or a subsidiary of the Company through each such vesting date; provided however, that the RSUs will become fully vested on the date that the Board appoints a permanent Chief Financial Officer.

Item 5.07 Submission of Matters to a Vote of Security Holders

(a)    On September 16, 2026, the Company held its 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”). Of the 48,305,826 shares of the Company's common stock outstanding and entitled to vote at the 2026 Annual Meeting, 44,996,443 shares, or 93.2 percent, which constituted a quorum, were represented in person or by proxy at the 2026 Annual Meeting.
(b)    Three proposals were voted on at the 2026 Annual Meeting. The proposals are described in more detail in the Proxy Statement. The final results of the votes on the proposals at the 2026 Annual Meeting were as follows:
Proposal 1. Election of Directors. Each of the following individuals was elected as a director of the Company to serve a three-year term that expires on the date of the Annual Meeting of Stockholders in 2029 or until his or her successor is duly elected and qualified:

	Number of Shares Voted
Director Nominee	For	Against	Abstain	Broker Non-Votes
Dr. Lance D. Bultena	37,807,443	746,452	120,869	6,321,679
Dr. José-Marie Griffiths	36,672,583	1,826,527	175,651	6,321,679

Proposal 2. Advisory (non-binding) approval of the Company's compensation of its named executive officers. The stockholders approved, on an advisory and non-binding basis, the compensation of the Company's named executive officers as follows:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
35,223,706	3,209,139	241,919	6,321,679

Proposal 3. Ratification of Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the Company's 2027 fiscal year was ratified as follows:

Number of Shares Voted
For	Against	Abstain	Broker Non-Votes
44,023,266	916,770	56,407	—

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DAKTRONICS, INC.

By: /s/ Howard I. Atkins
Howard I. Atkins, Acting Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
Date: September 18, 2026